Putnam
Growth
Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-01

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Shareholder:

The market environment that prevailed throughout the first half of Putnam Growth Opportunity Fund's current fiscal year is one that most equity investors will not recall with fond memories. The current volatility underscores the wisdom of considering a fund's long-term investment results when evaluating its performance.

The large, established companies in which your fund invests were selected on the basis of their potential for delivering consistent growth over time, an attribute that has been the major driver of the fund's enviable long-term record. However, as recent events have demonstrated, when the market stumbles, it drags strong stocks down with the weak. While past performance can never be used as a gauge of future results, we are optimistic that your fund is well positioned to benefit from more favorable market activity.

On the following pages, your fund's management team reviews performance during the first half of fiscal 2001 and discusses prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 21, 2001


REPORT FROM FUND MANAGEMENT

C. Beth Cotner
Jeffrey R. Lindsey
David J. Santos

A rapid deterioration in the economy undercut the performance of growth stocks during the six months that ended January 31, 2001, the first half of Putnam Growth Opportunities Fund's fiscal year. After years of expansion, a combination of rising interest rates and rising energy prices choked off business and consumer demand. These conditions affected growth stocks more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion.

As managers of your fund, we can take token comfort in knowing that most of the stocks we selected continued to meet their earnings expectations. Unfortunately this did not translate to positive performance because these companies were punished along with the rest of the growth sector. As a result, the fund suffered perhaps the most difficult six months of its six-year history.

Total return for 6 months ended 1/31/01

       Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
  -24.21%  -28.55%  -24.50%  -28.28%  -24.52%  -25.28%  -24.39%  -27.04%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* ECONOMIC SLOWDOWN DROVE DOWN GROWTH STOCK PRICES

We had foreseen a slowdown in the economy as the Federal Reserve Board gradually moved interest rates up in 1999 and 2000. We prepared your fund for this risk by working to identify the stocks that would continue to deliver attractive performance in a downturn. Our commitment to style consistency prevented us from shifting to undervalued stocks, which outperformed in the period. As you know from previous reports, your fund is designed to be a potent growth offering. We focus on companies with high rates of growth and high valuations. We are also extremely selective, concentrating our investments in about 50 stocks, to get more of the appreciation potential each stock can provide.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Communications equipment            14.8%

Software                            12.3%

Conglomerates                       12.2%

Pharmaceuticals                     10.6%

Computers                            7.7%

Footnote reads:
*Based on net assets as of 1/31/01. Holdings will vary over time.


As early as March 2000, the market began to recognize the likelihood of slower economic growth and many stocks experienced a correction. In September, the trend began again with greater vigor. The greatest concerns emerged in computer and telecommunications companies. Business spending on technology slowed down after the large investments associated with Y2K preparations. Sales for U.S. technology companies in Europe were also below expectations last summer. Investments in wireless telephone and Internet infrastructure continued, but many telecommunications companies faced mounting financial burdens that compelled many analysts to anticipate growth at a slower pace.

Morningstar gave Putnam Growth Opportunities Fund's class A shares a 4-star Overall Morningstar RatingTM as of January 31, 2001 among the 4,238 domestic equity funds rated.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance does not indicate future results. Putnam Growth Opportunities Fund's class A shares received 3 and 4 stars for the 3-and 5-year periods ended 1/31/01 among 4,238 and 2,598 funds respectively.

Disappointments snowballed as more and more prominent companies announced warnings or actual earnings disappointments. As mentioned above, we had avoided the companies that seemed most vulnerable, such as Motorola and Lucent Technologies, both of which announced declining profits. However, we remained optimistic for what we considered the leading growth companies. Microsoft is an example. While the stock suffered from the fallout following last year's antitrust lawsuit, the company has been working hard to prepare for the next generation of growth possibilities and continues to generate more cash than any other company. Nevertheless, for most of the period, the stock languished along with the rest of the technology sector.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerate

Pfizer, Inc.
Pharmaceuticals

Tyco International, Ltd.
Conglomerate

Cisco Systems, Inc.
Communications equipment

AOL Time Warner, Inc.
Technology services

Microsoft Corp.
Software

EMC Corp.
Computers

Viacom, Inc. class B
Entertainment

VERITAS Software Corp.
Software

QUALCOMM, Inc.
Communications equipment

Footnote reads:
These holdings represent 42.9% of the fund's net assets as of 1/31/01. Portfolio holdings will vary over time.


Overall, we were penalized for most of the period for maintaining an aggressive weighting in technology, but we believe our commitment was rewarded in January. The sector rebounded strongly, with Microsoft gaining more than 50% following the Fed's interest-rate cut of January
3. Although this holding, as well as others mentioned in this report, was viewed favorably at the end of the period, all fund holdings are subject to review and adjustment in accordance with the fund's strategy.

* CONGLOMERATES PROVED BEST ABLE TO WEATHER  MARKET STORM

In addition to careful stock selection, we relied on the fund's diversification to counter the volatility of the period. Although the fund stays concentrated in growth stocks in all market environments, it is diversified across many different industry sectors. Furthermore, the portfolio includes several conglomerates that are diversified internally across several industries.


THE OUTLOOK FOR TECHNOLOGY STOCKS

In spite of the volatility of technology stocks during the past year, the sector still offers exceptional opportunities for long-term investors to build wealth. Powerful information technology products and services
-- computers, fiber-optic networks, the Internet, data storage systems, and software -- are changing the world and continue to attract business and consumer spending. Businesses must continually upgrade their technologies to remain competitive and enhance productivity. As a percentage of business capital investment, technology equipment and services grew from less than 20% in 1980 to more than 40% in 2000. Consumers also drove growth, buying more than 400 million wireless telephones worldwide in 2000. The recent volatility in the sector has had one benefit -- new companies must provide solid plans to achieve profitability. We believe the sector as a whole is in the early stages of delivering a high level of profits long anticipated during the past decade of rapid innovation.


One of the fund's top performers was Tyco International. As a conglomerate, Tyco is diversified across many different businesses. It has recently experienced strong sales growth in its electronics and health-care divisions. The primary reason Tyco appreciated during the period, however, was that the market favored companies that did not depend on a single sector for growth. Another top holding, General Electric, also benefited from its diverse range of businesses. After appreciating early in the period, the stock declined in recent months because of its expensive acquisition of Honeywell and the expected retirement of chief executive officer Jack Welch. It continues to post a high rate of earnings growth, however, and we favor its prospects as the market copes with the economic slowdown and begins to look forward to a renewed expansion.

The media conglomerate Viacom, another top holding, performed relatively well throughout most of the period, although it lost ground in December and January. In addition to producing movies, Viacom owns Blockbuster Video and a radio network called Infinity Broadcasting, and it recently completed its merger with CBS. This holding demonstrated that our stock selection was sound. Its advertising revenues have grown recently thanks to popular programming such as CBS' Survivor. While the economic slowdown is forcing advertisers to cut back, we believe Viacom can continue to deliver growth even in these difficult conditions.

* INTEREST RATES AND GLOBAL CONDITIONS BECAME SUPPORTIVE

For any diversified portfolio such as your fund, there are rays of light amid economic gloom. For example, as economic growth slowed, the market began to anticipate a cut in short-term interest rates, which generally helps stocks in the financial sector. Your fund owned several financial stocks, including banks, brokerage companies, insurance, and credit-card companies, that achieved strong growth. Two of the most profitable holdings in this sector were American International Group (AIG), an insurance company, and Bank of New York.

Secondly, as the U.S. economy has slowed, many fund holdings are benefiting from their international operations. Europe, Latin America, and Asia with the exception of Japan are growing faster than the United States. As you probably recall from previous reports, we emphasize U.S. companies that are well positioned in international markets and achieve some of their strongest growth rates from their overseas units. In fact, early in the period, the declining value of the euro was having a detrimental effect on some holdings. This trend reversed itself in December as the euro showed signs of recovery. Now many holdings are benefiting from Europe's robust consumer spending and compete on a more level playing field versus European rivals. We believe overseas profits are likely to rise this year. Latin American and Asian markets outside Japan have also rallied strongly following the U.S. interest-rate cuts.

* OUTLOOK FOR VOLATILITY FOLLOWED BY UPSWING

Although it may appear to many investors that the world has turned upside down in the past six months, we remain optimistic about many of the themes that were in place last year. This confidence stems from the fact that so many of the fund's holdings are still achieving high rates of earnings growth.

We are, of course, well aware of risks. In fact, we expect volatility for several months. Many stocks will still be facing what we call tough comparisons. Strong current earnings growth rates might seem unexciting compared to the record profits many companies achieved in 1999 and 2000. Over the long run, however, the high-quality companies that deliver earnings in good times and bad should be rewarded.

In addition to this fundamental confidence, we believe the Fed is acting appropriately to prevent an outright recession and generate an expansion as quickly as possible. By the end of the year, monetary stimulus could begin to filter through to corporate earnings. Proposals for a reduction in federal income tax rates should also help to restore consumer confidence and retail spending. In short, beyond the short-term risks, we see an improving horizon.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/01, there is no guarantee the fund will continue to hold these securities in the future. A concentrated portfolio may add a measure of volatility to performance as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.

PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Growth Opportunities Fund is designed for investors seeking capital appreciation by investing primarily in stocks of well-established, large-capitalization companies that Putnam believes will benefit from promising growth themes worldwide.

TOTAL RETURN FOR PERIODS ENDED 1/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -24.21% -28.55% -24.50% -28.28% -24.52% -25.28% -24.39% -27.04%
------------------------------------------------------------------------------
1 year          -20.97  -25.51  -21.60  -25.52  -21.58  -22.36  -21.37  -24.13
------------------------------------------------------------------------------
5 years         165.68  150.32  155.17  153.17  156.29  156.29  158.16  149.04
Annual average   21.58   20.14   20.61   20.42   20.71   20.71   20.89   20.02
------------------------------------------------------------------------------
Life of fund    197.04  179.91  184.17  183.17  185.80  185.80  187.91  177.92
Annual average   22.66   21.30   21.65   21.57   21.78   21.78   21.95   21.14
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/01

                          Standard &           Russell 1000          Consumer
                      Poor's 500 Index         Growth Index        price index
------------------------------------------------------------------------------
6 months                     -3.98%               -16.97%                 1.68%
------------------------------------------------------------------------------
1 year                       -0.90                -12.98                  3.84
------------------------------------------------------------------------------
5 years                     132.30                138.14                 13.57
Annual average               18.35                 18.94                  2.58
------------------------------------------------------------------------------
Life of fund                154.67                157.31                 14.69
Annual average               19.14                 19.37                  2.60
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. Performance data reflect an expense limitation previously in effect. Without it, returns would have been lower. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/01

                       Class A         Class B         Class C         Class M
------------------------------------------------------------------------------
Distributions*          --                 --              --           --
------------------------------------------------------------------------------
Share value:       NAV     POP             NAV             NAV     NAV     POP
------------------------------------------------------------------------------
7/31/00         $29.58  $31.38          $28.94          $29.32  $29.15  $30.21
------------------------------------------------------------------------------
1/31/01          22.42   23.79           21.85           22.13   22.04   22.84
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -27.81% -31.96% -28.07% -31.67% -28.05% -28.77% -27.98% -30.51%
------------------------------------------------------------------------------
1 year          -26.60  -30.82  -27.17  -30.81  -27.13  -27.86  -26.97  -29.53
------------------------------------------------------------------------------
5 years         168.16  152.69  157.35  155.35  158.75  158.75  160.60  151.37
Annual average   21.81   20.37   20.81   20.62   20.94   20.94   21.11   20.24
------------------------------------------------------------------------------
Life of fund    190.28  173.55  177.93  176.93  179.60  179.60  181.51  171.74
Annual average   22.51   21.13   21.49   21.41   21.63   21.63   21.79   20.97
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflect an expense limitation previously in effect. Without it, returns would have been lower. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell 1000 Growth Index* measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Secutities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2001 (Unaudited)


COMMON STOCKS (99.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,073,000 Bank of New York Co., Inc.                                                       $  113,455,290

Beverage (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,055,400 PepsiCo, Inc.                                                                        46,511,478

Biotechnology (7.1%)
-------------------------------------------------------------------------------------------------------------------
          1,031,400 Amgen, Inc. (NON)                                                                    72,520,313
          1,287,500 Applera Corp.-Applied Biosystems Group                                              108,150,000
          2,067,600 Genentech, Inc. (NON)                                                               122,505,300
          1,776,100 Immunex Corp. (NON)                                                                  54,393,063
          1,816,600 MedImmune, Inc. (NON)                                                                72,209,850
                                                                                                      -------------
                                                                                                        429,778,526

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
            988,600 Echostar Communications Corp. Class A (NON)                                          30,523,025

Cable Television (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,090,800 AT&T Corp. - Liberty Media Group Class A (NON)                                       69,134,520

Communications Equipment (14.8%)
-------------------------------------------------------------------------------------------------------------------
          1,149,900 Brocade Communications Systems (NON)                                                103,850,344
          7,701,800 Cisco Systems, Inc. (NON)                                                           288,336,138
            614,100 Comverse Technology, Inc. (NON)                                                      69,585,206
            998,700 Corning, Inc.                                                                        56,636,277
            809,800 Juniper Networks, Inc. (NON)                                                         85,788,188
          2,054,100 Nokia Corp. OYJ ADR (Finland)                                                        70,558,335
          1,623,000 Nortel Networks Corp. (Canada)                                                       62,047,290
          1,933,500 QUALCOMM, Inc. (NON)                                                                162,534,844
                                                                                                      -------------
                                                                                                        899,336,622

Computers (7.7%)
-------------------------------------------------------------------------------------------------------------------
          3,007,400 Dell Computer Corp. (NON)                                                            78,568,325
          3,012,000 EMC Corp. (NON)                                                                     228,881,880
            981,300 Network Appliance, Inc. (NON)                                                        52,622,213
          1,488,200 Sun Microsystems, Inc. (NON)                                                         45,483,113
            890,700 VeriSign, Inc. (NON)                                                                 65,466,450
                                                                                                      -------------
                                                                                                        471,021,981

Conglomerates (12.2%)
-------------------------------------------------------------------------------------------------------------------
          9,353,900 General Electric Co.                                                                430,279,400
          5,104,200 Tyco International, Ltd.                                                            314,418,720
                                                                                                      -------------
                                                                                                        744,698,120

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,004,600 Capital One Financial Corp.                                                          63,309,892

Electronics (6.0%)
-------------------------------------------------------------------------------------------------------------------
          1,865,100 Applied Micro Circuits Corp. (NON)                                                  137,084,850
          3,146,400 Intel Corp.                                                                         116,416,800
          1,873,200 Maxim Integrated Products, Inc. (NON)                                               114,382,275
                                                                                                      -------------
                                                                                                        367,883,925

Entertainment (3.2%)
-------------------------------------------------------------------------------------------------------------------
          3,542,700 Viacom, Inc. Class B (NON)                                                          195,557,040

Health Care Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            372,500 Cardinal Health, Inc.                                                                35,499,250
          1,031,100 UnitedHealth Group, Inc.                                                             58,164,351
                                                                                                      -------------
                                                                                                         93,663,601

Insurance (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,550,700 American International Group, Inc.                                                  131,840,514

Investment Banking/Brokerage (3.5%)
-------------------------------------------------------------------------------------------------------------------
             61,200 Goldman Sachs Group, Inc. (The)                                                       6,961,500
          1,516,900 Morgan Stanley, Dean Witter, Discover and Co.                                       128,557,275
          2,843,700 Schwab (Charles) Corp.                                                               75,102,117
                                                                                                      -------------
                                                                                                        210,620,892

Medical Technology (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,878,600 Medtronic, Inc.                                                                     101,444,400

Pharmaceuticals (10.6%)
-------------------------------------------------------------------------------------------------------------------
          1,363,100 Lilly (Eli) & Co.                                                                   107,412,280
          1,101,300 Merck & Co., Inc.                                                                    90,504,834
          7,405,200 Pfizer, Inc.                                                                        334,344,780
          2,048,700 Pharmacia Corp.                                                                     114,768,174
                                                                                                      -------------
                                                                                                        647,030,068

Retail (1.5%)
-------------------------------------------------------------------------------------------------------------------
            304,000 Lowe's Cos., Inc.                                                                    16,248,800
          1,271,300 Wal-Mart Stores, Inc.                                                                72,209,840
                                                                                                      -------------
                                                                                                         88,458,640

Semiconductor (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,527,500 Applied Materials, Inc. (NON)                                                        76,852,344

Software (12.3%)
-------------------------------------------------------------------------------------------------------------------
          2,100,000 BEA Systems, Inc. (NON)                                                             138,468,750
          1,365,800 I2 Technologies, Inc. (NON)                                                          69,143,625
          3,804,400 Microsoft Corp. (NON)                                                               232,306,175
          1,965,000 Siebel Systems, Inc. (NON)                                                          130,304,063
          1,909,700 VERITAS Software Corp. (NON)                                                        181,182,788
                                                                                                      -------------
                                                                                                        751,405,401

Technology Services (4.0%)
-------------------------------------------------------------------------------------------------------------------
          4,591,350 AOL Time Warner, Inc. (NON)                                                         241,321,356

Telecommunications (4.5%)
-------------------------------------------------------------------------------------------------------------------
          5,019,200 Global Crossing, Ltd. (NON)                                                         110,522,780
          2,260,400 Sprint Corp. (PCS Group) (NON)                                                       68,942,200
          3,940,600 XO Communications, Inc. (NON)                                                        97,037,275
                                                                                                      -------------
                                                                                                        276,502,255
                                                                                                      -------------
                    Total Common Stocks (cost $5,825,087,557)                                        $6,050,349,890

SHORT-TERM INVESTMENTS (1.1%) (a) (cost $69,888,835)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $69,900,000 Merrill Lynch & Co., Inc. effective yield of 5.75%,
                    February 1, 2001                                                                 $   69,888,835
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,894,976,392) (b)                                      $6,120,238,725
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,085,239,466.

  (b) The aggregate identified cost on a tax basis is $5,906,844,653 resulting in gross unrealized appreciation and depreciation of $918,902,205 and $705,508,133, respectively, or net unrealized appreciation of $213,394,072.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.






STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001 (Unaudited)

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $5,894,976,392) (Note 1)                                    $6,120,238,725
-------------------------------------------------------------------------------------------
Cash                                                                              2,274,024
-------------------------------------------------------------------------------------------
Dividends receivable                                                                683,208
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           13,037,471
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   51,092,486
-------------------------------------------------------------------------------------------
Total assets                                                                  6,187,325,914

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         32,294
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 81,647,568
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,368,954
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      8,319,185
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          947,745
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       32,030
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         11,466
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            3,219,149
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              508,057
-------------------------------------------------------------------------------------------
Total liabilities                                                               102,086,448
-------------------------------------------------------------------------------------------
Net assets                                                                   $6,085,239,466

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $6,244,640,048
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                        (31,151,636)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (353,511,279)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      225,262,333
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $6,085,239,466

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,821,730,472 divided by 125,866,586 shares)                                       $22.42
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $22.42)*                              $23.79
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,729,563,718 divided by 124,898,917 shares)**                                     $21.85
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($301,527,743 divided by 13,622,647 shares)**                                        $22.13
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($124,500,646 divided by 5,649,831 shares)                                           $22.04
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $22.04)*                              $22.84
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($107,916,887 divided by 4,782,455 shares)                                           $22.57
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended January 31, 2001 (Unaudited)

Investment income:
-------------------------------------------------------------------------------------------
Dividend (net foreign tax of $6,206)                                        $     8,461,686
-------------------------------------------------------------------------------------------
Interest                                                                          5,510,482
-------------------------------------------------------------------------------------------
Total investment income                                                          13,972,168

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 17,959,070
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,125,491
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   32,239
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     17,270
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,956,762
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            15,877,999
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,624,432
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               559,836
-------------------------------------------------------------------------------------------
Amortization of organizational expenses (Note 1)                                        449
-------------------------------------------------------------------------------------------
Other                                                                             1,820,034
-------------------------------------------------------------------------------------------
Total expenses                                                                   45,973,582
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (849,778)
-------------------------------------------------------------------------------------------
Net expenses                                                                     45,123,804
-------------------------------------------------------------------------------------------
Net investment loss                                                             (31,151,636)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (213,441,336)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (5,307,060)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                          (1,626,895,714)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,845,644,110)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,876,795,746)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                             2001*            2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $   (31,151,636) $   (53,181,788)
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (218,748,396)     (99,037,850)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          (1,626,895,714)   1,433,144,717
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                    (1,876,795,746)   1,280,925,079
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     805,539,916    2,806,267,045
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (1,071,255,830)   4,087,192,124

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 7,156,495,296    3,069,303,172
--------------------------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $31,151,636 and $--, respectively)              $6,085,239,466   $7,156,495,296
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended                                                         For the period
Per-share                           January 31                                                       Oct. 2, 1995+
operating performance              (Unaudited)                   Year ended July 31                   to July 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.58       $21.54       $16.99       $13.38       $10.15        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            (.07)(c)     (.16)(c)     (.09)(c)     (.07)(c)(d)   .03(d)       .03(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.09)        8.20         4.64         3.71         4.43         1.67
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.16)        8.04         4.55         3.64         4.46         1.70
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)       (1.19)        (.01)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --           --         (.03)       (1.23)        (.05)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $22.42       $29.58       $21.54       $16.99       $13.38       $10.15
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (24.21)*      37.33        26.78        27.23        47.34        20.08*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,821,730   $3,177,205   $1,348,515     $287,291       $5,385       $2,647
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .48*         .97         1.01         1.25(d)      1.05(d)       .89*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.26)*       (.59)        (.48)        (.43)(d)      .20(d)       .30*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.64*       45.65        82.18        70.90       145.10       151.15*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999, an expense limitation was in effect. Without the limitation, the total return would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction of $0.01 per share for the period ended July 31, 1998 and $0.11 per share for each of the periods ended July 31, 1997 and July 31, 1996.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                  Six months
                                       ended                              For the period
Per-share                         January 31                               Aug. 1, 1997+
operating performance            (Unaudited)    Year ended July 31           to July 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $28.94       $21.23       $16.86       $13.38
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (c)                 (.16)        (.37)        (.24)        (.18)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.93)        8.08         4.61         3.69
----------------------------------------------------------------------------------------
Total from
investment operations                  (7.09)        7.71         4.37         3.51
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)
----------------------------------------------------------------------------------------
Total distributions                       --           --           --         (.03)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $21.85       $28.94       $21.23       $16.86
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (24.50)*      36.32        25.92        26.25*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,729,564   $3,418,795   $1,539,409     $299,195
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.72         1.76         2.00*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.63)*      (1.34)       (1.23)       (1.19)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.64*       45.65        82.18        70.90
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999, an expense limitation was in effect. Without the limitation, the total return would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction of $0.01 per share for the period ended July 31, 1998.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                  Six months
                                       ended                For the period
Per-share                         January 31    Year ended   Feb. 1, 1999+
operating performance            (Unaudited)      July 31     to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.32       $21.50       $21.24
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss(c)                  (.17)        (.38)        (.12)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.02)        8.20          .38
---------------------------------------------------------------------------
Total from
investment operations                  (7.19)        7.82          .26
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --           --           --
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --
---------------------------------------------------------------------------
Total distributions                       --           --           --
---------------------------------------------------------------------------
Net asset value,
end of period                         $22.13       $29.32       $21.50
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (24.52)*      36.37         1.22*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $301,528     $320,460      $70,286
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.72          .88*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.63)*      (1.35)        (.63)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 40.64*       45.65        82.18
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                  Six months
                                       ended                            For the period
Per-share                         January 31                             Aug. 1, 1997+
operating performance            (Unaudited)      Year ended July 31       to July 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.15       $21.34       $16.91       $13.38
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (c)                 (.13)        (.30)        (.19)        (.14)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.98)        8.11         4.62         3.70
----------------------------------------------------------------------------------------
Total from
investment operations                  (7.11)        7.81         4.43         3.56
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)
----------------------------------------------------------------------------------------
Total distributions                       --           --           --         (.03)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $22.04       $29.15       $21.34       $16.91
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (24.39)*      36.60        26.20        26.63*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $124,501     $164,703      $90,285      $24,769
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73*        1.47         1.51         1.75*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.51)*      (1.08)        (.98)        (.93)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.64*       45.65        82.18        70.90
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999, an expense limitation was in effect. Without the limitation, the total return would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction of $0.01 per share for the period ended July 31, 1998.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                  Six months
                                       ended                For the period
Per-share                         January 31     Year ended  July 1, 1999+
operating performance            (Unaudited)      July 31      to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.73       $21.55       $22.27
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (c)                 (.03)        (.10)          --(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.13)        8.28         (.72)
---------------------------------------------------------------------------
Total from
investment operations                  (7.16)        8.18         (.72)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --           --           --
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --
---------------------------------------------------------------------------
Total distributions                       --           --           --
---------------------------------------------------------------------------
Net asset value,
end of period                         $22.57       $29.73       $21.55
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (24.08)*      37.96        (3.23)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $107,917      $75,332      $20,808
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .35*         .72          .06*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.13)*       (.34)        (.02)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 40.64*       45.65        82.18
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Net investment loss was less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Growth Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act 0f 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of large companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes will offer above-average growth potential.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2000, the fund had a capital loss carryover of approximately $91,162,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   506,000    July 31, 2006
    28,172,000    July 31, 2007
    62,484,000    July 31, 2008

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. The expenses have been fully amortized on a projected net asset basis over a five-year period as of January 31, 2001.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2001, the fund's expenses were reduced by $849,778 under these arrangements.

Each independent Trustee of the Trust receives an annual Trustee fee, of which $3,972 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $1,213,601 and $38,277 from the sale of class A and class M shares, respectively, and received $2,162,053 and $53,722 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received $28,558 for class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,528,129,532 and $2,686,042,630, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,497,063        $821,401,071
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            31,497,063         821,401,071

Shares
repurchased                                (13,039,230)       (331,749,677)
---------------------------------------------------------------------------
Net increase                                18,457,833        $489,651,394
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 67,455,879      $1,887,475,636
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            67,455,879       1,887,475,636

Shares
repurchased                                (22,657,857)       (620,346,623)
---------------------------------------------------------------------------
Net increase                               $44,798,022      $1,267,129,013
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,077,525        $442,498,034
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            17,077,525         442,498,034

Shares
repurchased                                (10,296,645)       (255,629,580)
---------------------------------------------------------------------------
Net increase                                 6,780,880        $186,868,454
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,098,871      $1,715,080,611
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            63,098,871       1,715,080,611

Shares
repurchased                                (17,486,774)       (476,297,713)
---------------------------------------------------------------------------
Net increase                                45,612,097      $1,238,782,898
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,994,409        $104,417,824
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,994,409         104,417,824

Shares
repurchased                                 (1,303,325)        (31,477,664)
---------------------------------------------------------------------------
Net increase                                 2,691,084        $ 72,940,160
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,497,708        $240,054,653
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             8,497,708         240,054,653

Shares
repurchased                                   (835,231)        (23,491,185)
---------------------------------------------------------------------------
Net increase                                 7,662,477        $216,563,468
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    730,178         $19,098,242
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               730,178          19,098,242

Shares
repurchased                                   (730,526)        (18,662,491)
---------------------------------------------------------------------------
Net increase/
(decrease)                                        (348)        $   435,751
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,642,156         $71,820,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,642,156          71,820,706

Shares
repurchased                                 (1,222,665)        (33,553,731)
---------------------------------------------------------------------------
Net increase                                 1,419,491         $38,266,975
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,013,016         $75,281,152
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,013,016          75,281,152

Shares
repurchased                                   (764,257)        (19,636,995)
---------------------------------------------------------------------------
Net increase                                 2,248,759         $55,644,157
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,794,152         $80,464,553
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,794,152          80,464,553

Shares
repurchased                                 (1,226,232)        (34,939,862)
---------------------------------------------------------------------------
Net increase                                 1,567,920         $45,524,691
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

C. Beth Cotner
Vice President and Fund Manager

Jeffrey R. Lindsey
Vice President and Fund Manager

David J. Santos
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA061-69559  2AP  3/01



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Growth Opportunites Fund
Supplement to semiannual Report dated 1/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 1/31/01

                                                       NAV
6 months                                             -24.08%
1 year                                               -20.75
5 years                                              167.46
Annual average                                        21.75
Life of fund (since class A inception, 10/2/95)      199.03
Annual average                                        22.81

Share value:                                           NAV
7/31/00                                              $29.73
1/31/01                                              $22.57
----------------------------------------------------------------------------
Distributions:       No.       Income       Capital gains       Total
                     --          --               --              --
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
Research
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The market environment that prevailed throughout the first half of Putnam Research Fund's current fiscal year is one that most equity investors will not recall with fond memories. The current volatility underscores the wisdom of considering a fund's long-term investment results when evaluating performance.

The companies in which your fund invests were selected on the basis of their strong fundamentals and their potential for delivering above-average growth over time, an attribute that has been the major driver of the fund's enviable record since its inception in 1996. However, as recent events have demonstrated, when the market stumbles, it drags strong stocks down with the weak. While past performance can never be used as a gauge of future results, we believe it is fair to expect that when the market resumes its upward slope, the fund will reflect the move in a positive way.

On the following pages, the Global Equity Research Team reviews performance during the first half of fiscal 2001 and discusses prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 21, 2001

REPORT FROM FUND MANAGEMENT

Putnam Global Equity
Research Team

The first six months of Putnam Research Fund's fiscal year represented a challenging time for stock market investors. The impact of interest-rate increases from the Federal Reserve Board, slumping consumer confidence, rising energy prices, and investor fears that the slowing economy might result in a recession all contributed to market downturns during the period. While your fund was not able to sidestep the stock market declines completely, we believe our disciplined investment process helped it weather the worst of the turbulence.

Total return for 6 months ended 1/31/01

      Class A          Class B           Class C          Class M
    NAV     POP      NAV     CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -0.93%  -6.62%   -1.28%  -5.80%   -1.33%  -2.24%    -1.11%  -4.57%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FIRST NEGATIVE YEAR IN A DECADE FOR MAJOR INDEXES

At the start of the semiannual period in August, the stock market had recovered somewhat after sharp declines in March and April. For the remainder of the period, however, weakness continued, especially for the high-growth stocks that had led the market so dramatically in 1999. By the close of 2000, all three major stock indexes had delivered negative returns for the first time in 10 years. After surging more than 85% in 1999, the Nasdaq Composite Index, a common measure of technology stock performance, returned -39.29% in 2000, the largest decline since the index was created in 1971. The S&P 500, a broader stock market index, returned -9.10%, its worst one-year return since 1977. The Dow Jones Industrial Average fared slightly better, returning -4.71% for the year.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals         10.9%

Banking                  9.5%

Oil and gas              7.8%

Conglomerates            7.2%

Software                 6.3%

Footnote reads:
*Based on net assets as of 1/31/01. Holdings will vary over time.

While a number of factors contributed to the difficult market environment, perhaps the most significant was the slowdown in economic growth. In 1999, the Federal Reserve Board had become concerned that several years of record-setting growth in the United States might lead to higher inflation. An economic slowdown is what the Fed sought to achieve when it raised interest rates six times in a one-year period. What caught many investors by surprise in 2000, however, was the speed at which the economy slowed, especially in the final months of the year. This caused many to wonder if the slowdown would lead to a recession. In early 2001, the Fed emphasized its commitment to heading off a recession by cutting interest rates on January 3 and January 31. A number of stocks achieved gains in January -- the final month of your fund's semiannual period.

* INDIVIDUAL STOCK SELECTION ESSENTIAL IN TURBULENT TIMES

Our focus on individual stocks rather than overall industry trends was a tremendous advantage in this market environment. All companies, regardless of their size, products, services, and industry, have an underlying long-term business worth. While a company's stock price may fluctuate, this underlying worth is crucial in evaluating its long-term growth potential. Your fund's management team, which consists of more than 40 analysts, makes its stock recommendations based on this underlying worth. Once the analysts have determined a company's intrinsic worth, they constantly monitor these valuations for buying and selling opportunities. Despite what may be happening in the overall market, the analysts stay focused on individual stocks and stick with their decisions to buy, sell, or hold them, even when there is strong sentiment to the contrary.

We believe this disciplined investment process helped the fund to avoid steep performance declines during the turbulent six-month period. The technology portion of the fund's portfolio provides an example. In 2000, technology stock investors were taken on a roller-coaster ride of historic proportions. The first quarter was exceptionally strong, with the Nasdaq hitting 16 record highs. However, after the index reached its peak on March 10, 2000, the market's momentum reversed sharply and the index experienced a series of double-digit losses. From its high point in March to the end of the year, the Nasdaq declined 54%, with the steepest declines occurring in the final months of 2000.

"Our focus on individual stocks, with less emphasis on overall industry trends, was an advantage in this volatile market environment."

-- Putnam Global Equity Research Team

For your fund, technology stock selection proved beneficial -- both for the stocks that were included in the portfolio as well as those stocks we chose to avoid. Within the fund's portfolio, technology encompasses a range of industries, such as software, computers, communications equipment, and technology services. Often, deciding which stocks not include in a fund's portfolio requires as much research as any other investment decision. During the period, your fund benefited by not holding Lucent Technologies, Inc., Sun Microsystems, Inc., and Oracle Corp. in its portfolio, all of which performed poorly. A number of technology stocks in the portfolio did experience declines, but to a lesser degree than the technology sector as a whole. Among them were QUALCOMM, Inc. and VERITAS Software Corp.

* SLOWER-GROWTH SECTORS PROVIDED STRONGEST RETURNS

During the period, stocks that performed well were typically in slower-growth, more "defensive" sectors that tend to be less sensitive to economic changes, such as energy, utilities, financials, and health care. Among the fund's financial holdings, Comerica, Inc., a bank holding company, and Bank of New York Company, Inc., which provides a range of range of banking and financial services, helped boost fund performance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerate

Merck & Co., Inc.
Pharmaceuticals

Royal Dutch Petroleum Co.
Oil and gas

Bank of America Corp.
Banking

Microsoft Corp.
Software

Schering-Plough Corp.
Pharmaceuticals

AOL Time Warner, Inc.
Technology services

EMC Corp.
Computers

Clear Channel Communications, Inc.
Broadcasting

ExxonMobil Corp.
Oil and gas

Footnote reads:
These holdings represent 33.3% of the fund's net assets as of 1/31/01. Portfolio holdings will vary over time.

Higher electricity prices, while not welcomed by consumers, contributed to positive performance from utility stocks in the fund's portfolio. Our analysts' recommendations of Progress Energy, Inc., Entergy Corp., and El Paso Energy Partners, for example, proved beneficial, although they had been sold from the portfolio by the close of the period. Among the fund's health-care holdings, pharmaceutical giant Schering-Plough Corp. performed well, as did St. Jude Medical, Inc., which also was sold from the portfolio prior to the close of the period. St. Jude Medical is a manufacturer of innovative medical devices, such as mechanical heart valves. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* FUND WILL MAINTAIN FOCUS ON STOCK SELECTION

As this report was being written, the market volatility showed no sign of abating. Despite the difficult conditions, we continue to scrutinize the portfolio on a company-by-company basis, seeking the long-term growth potential that often is overlooked during turbulent times. While no one can predict the markets' behavior for the next six months, we enter the second half of fiscal 2001 committed to our disciplined approach and our focus on intensive research and strategic stock selection.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/01, there is no guarantee the fund will continue to hold these securities in the future.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Research Fund is designed for investors seeking capital appreciation primarily through common stock investments.


TOTAL RETURN FOR PERIODS ENDED 1/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -0.93%  -6.62%  -1.28%  -5.80%  -1.33%  -2.24%  -1.11%  -4.57%
------------------------------------------------------------------------------
1 year            5.75   -0.34    5.01    0.20    4.91    3.95    5.28    1.59
------------------------------------------------------------------------------
5 years         168.06  152.71  156.83  154.83  158.17  158.17  161.62  152.31
Annual average   21.80   20.37   20.76   20.57   20.89   20.89   21.21   20.33
------------------------------------------------------------------------------
Life of fund    197.30  180.17  184.16  183.16  185.65  185.65  189.46  179.42
Annual average   22.68   21.32   21.65   21.57   21.77   21.77   22.07   21.26
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/01

                                             S&P 500          Consumer
                                              Index          price index
-------------------------------------------------------------------------
6 months                                      -3.98%            1.68%
-------------------------------------------------------------------------
1 year                                        -0.90             3.84
-------------------------------------------------------------------------
5 years                                      132.30            13.57
Annual average                                18.35             2.58
-------------------------------------------------------------------------
Life of fund                                 154.67            14.69
Annual average                                19.14             2.60
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the period, the fund was offered on a limited basis and had limited assets. Performance data reflect an expense limitation currently or previously in effect, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/01

                          Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)       1             1             1             1
------------------------------------------------------------------------------
Income                       --            --            --            --
------------------------------------------------------------------------------
Capital gains
  Long term               $0.344        $0.344        $0.344        $0.344
------------------------------------------------------------------------------
  Short term               1.184         1.184         1.184         1.184
------------------------------------------------------------------------------
  Total                   $1.528        $1.528        $1.528        $1.528
------------------------------------------------------------------------------
Share value:            NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
7/31/00               $18.69  $19.83    $18.38        $18.49    $18.48  $19.15
------------------------------------------------------------------------------
1/31/01                16.97   18.01     16.60         16.70     16.73   17.34
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -6.34% -11.71%  -6.71% -10.98%  -6.73%  -7.58%  -6.57%  -9.82%
------------------------------------------------------------------------------
1 year           -2.13   -7.74   -2.83   -7.27   -2.87   -3.76   -2.59   -6.02
------------------------------------------------------------------------------
5 years         164.79  149.54  153.67  151.66  155.05  155.05  158.38  149.24
Annual average   21.50   20.07   20.46   20.27   20.59   20.59   20.91   20.04
------------------------------------------------------------------------------
Life of fund    186.79  170.26  174.23  173.23  175.73  175.73  179.26  169.56
Annual average   22.22   20.85   21.19   21.10   21.31   21.31   21.61   20.79
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2001 (Unaudited)

COMMON STOCKS (97.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (9.5%)
-------------------------------------------------------------------------------------------------------------------
          1,646,100 Bank of America Corp.                                                            $   88,593,102
            341,600 Bank of New York Company, Inc.                                                       18,695,768
            936,900 Comerica, Inc.                                                                       56,495,070
          1,625,100 Firstar Corp.                                                                        38,352,360
            571,800 Zions Bancorp                                                                        31,949,325
                                                                                                      -------------
                                                                                                        234,085,625

Beverage (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,661,650 Coca-Cola Enterprises, Inc.                                                          33,581,947

Broadcasting (2.5%)
-------------------------------------------------------------------------------------------------------------------
            967,440 Clear Channel Communications, Inc. (NON)                                             63,086,762

Cable Television (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,842,100 AT&T Corp. -- Liberty Media Group Class A (NON)                                      48,031,490

Chemicals (2.9%)
-------------------------------------------------------------------------------------------------------------------
            655,800 Avery Dennison Corp.                                                                 35,557,476
          1,035,200 Dow Chemical Co.                                                                     35,507,360
                                                                                                      -------------
                                                                                                         71,064,836

Communications Equipment (5.1%)
-------------------------------------------------------------------------------------------------------------------
            831,300 Nokia Oyj ADR (Finland)                                                              28,555,155
          1,453,400 Nortel Networks Corp. (Canada)                                                       55,563,482
            501,400 QUALCOMM, Inc. (NON)                                                                 42,148,938
                                                                                                      -------------
                                                                                                        126,267,575

Computers (5.3%)
-------------------------------------------------------------------------------------------------------------------
            869,200 EMC Corp. (NON)                                                                      66,050,508
            405,100 Network Appliance, Inc. (NON)                                                        21,723,488
          1,828,400 Parametric Technology Corp. (NON)                                                    27,197,450
            211,500 VeriSign, Inc. (NON)                                                                 15,545,250
                                                                                                      -------------
                                                                                                        130,516,696

Conglomerates (7.2%)
-------------------------------------------------------------------------------------------------------------------
          2,652,900 General Electric Co. (SEG)                                                          122,033,400
            914,200 Tyco International, Ltd.                                                             56,314,720
                                                                                                      -------------
                                                                                                        178,348,120

Electric Utilities (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,472,000 CMS Energy Corp.                                                                     43,424,000

Electronics (1.8%)
-------------------------------------------------------------------------------------------------------------------
            325,000 Applied Micro Circuits Corp. (NON)                                                   23,887,500
            277,300 PMC-Sierra, Inc. (NON)                                                               20,953,480
                                                                                                      -------------
                                                                                                         44,840,980

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
            394,300 Baker Hughes, Inc.                                                                   16,304,305

Entertainment (2.0%)
-------------------------------------------------------------------------------------------------------------------
            875,800 Viacom, Inc. Class B (NON)                                                           48,344,160

Food (3.8%)
-------------------------------------------------------------------------------------------------------------------
          1,318,300 Heinz (H.J.) Co.                                                                     57,728,356
            391,500 Quaker Oats Co. (The)                                                                37,192,500
                                                                                                      -------------
                                                                                                         94,920,856

Health Care Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
            288,200 CIGNA Corp.                                                                          32,033,430

Insurance (3.0%)
-------------------------------------------------------------------------------------------------------------------
            622,700 American General Corp.                                                               47,387,470
            364,000 The Chubb Corp.                                                                      26,208,000
                                                                                                      -------------
                                                                                                         73,595,470

Investment Banking/Brokerage (3.8%)
-------------------------------------------------------------------------------------------------------------------
            226,700 Goldman Sachs Group, Inc. (The)                                                      25,787,125
            543,000 Morgan Stanley, Dean Witter & Co.                                                    46,019,250
            819,700 Schwab (Charles) Corp.                                                               21,648,277
                                                                                                      -------------
                                                                                                         93,454,652

Manufacturing (0.4%)
-------------------------------------------------------------------------------------------------------------------
            167,900 Illinois Tool Works, Inc.                                                            10,997,450

Medical Technology (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,123,300 Medtronic, Inc.                                                                      60,658,200

Oil & Gas (7.8%)
-------------------------------------------------------------------------------------------------------------------
            864,500 Conoco, Inc. Class A                                                                 23,816,975
            740,200 ExxonMobil Corp.                                                                     62,287,830
          1,468,000 Royal Dutch Petroleum Co. ADR (Netherlands) (NON)                                    88,593,800
            509,100 Unocal Corp.                                                                         17,574,131
                                                                                                      -------------
                                                                                                        192,272,736

Paper & Forest Products (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,909,400 Smurfit-Stone Container Corp. (NON)                                                  27,686,300
            338,100 Weyerhaeuser Co.                                                                     17,750,250
                                                                                                      -------------
                                                                                                         45,436,550

Pharmaceuticals (10.9%)
-------------------------------------------------------------------------------------------------------------------
            826,300 AstraZeneca Group PLC ADR (United Kingdom)                                           36,695,983
          1,340,400 Merck & Co., Inc.                                                                   110,154,072
            988,200 Pharmacia Corp.                                                                      55,358,964
          1,353,400 Schering-Plough Corp.                                                                68,211,360
                                                                                                      -------------
                                                                                                        270,420,379

Retail (5.1%)
-------------------------------------------------------------------------------------------------------------------
          1,915,800 Limited, Inc. (The)                                                                  39,580,428
            989,900 Lowe's Cos., Inc.                                                                    52,910,155
          1,055,600 TJX Cos., Inc. (The)                                                                 32,723,600
                                                                                                      -------------
                                                                                                        125,214,183

Software (6.3%)
-------------------------------------------------------------------------------------------------------------------
            301,400 BEA Systems, Inc. (NON)                                                              19,873,563
            389,900 i2 Technologies, Inc. (NON)                                                          19,738,688
          1,431,900 Microsoft Corp. (NON)                                                                87,435,394
            311,200 VERITAS Software Corp. (NON)                                                         29,525,100
                                                                                                      -------------
                                                                                                        156,572,745

Technology Services (5.5%)
-------------------------------------------------------------------------------------------------------------------
          1,289,500 AOL Time Warner, Inc. (NON)                                                          67,776,120
            413,400 Checkfree Corp. (NON)                                                                22,866,188
            806,400 Electronic Data Systems Corp.                                                        44,876,160
                                                                                                      -------------
                                                                                                        135,518,468

Telecommunications (3.4%)
-------------------------------------------------------------------------------------------------------------------
             17,100 ALLTEL Corp.                                                                          1,011,978
          1,418,300 Global Crossing Ltd. (NON)                                                           31,230,966
            240,600 Research in Motion Ltd. (Canada) (NON)                                               15,834,488
            274,700 Sprint Corp. (PCS Group) (NON)                                                        8,378,350
          1,005,400 TyCom, Ltd. (Bermuda) (NON)                                                          28,452,820
                                                                                                      -------------
                                                                                                         84,908,602
                                                                                                     --------------
                    Total Common Stocks (cost $2,320,150,707)                                        $2,413,900,217

SHORT-TERM INVESTMENTS (1.0%) (a) (cost $23,772,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $23,772,000 Interest in $350,000,000 joint repurchase agreement dated January 31, 2001 with J.P. Morgan & Co.,Inc. due
                    February 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $23,775,797 for an
                    effective yield of 5.75%                                                         $   23,772,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,343,922,707) (b)                                      $2,437,672,217
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,473,408,094.

  (b) The aggregate identified cost on a tax basis is $2,364,142,751, resulting in gross unrealized appreciation and depreciation of $181,162,911 and $107,633,445, respectively, or net unrealized appreciation of $73,529,466.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2001.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2001 (Unaudited)
                                    Aggregate Face  Expiration   Unrealized
                     Total Value        Value          Date     Depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)               $46,335,375     $46,442,872      Mar-01     $(107,497)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,343,922,707) (Note 1)                                    $2,437,672,217
-------------------------------------------------------------------------------------------
Cash                                                                                    262
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                          991,943
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           10,603,156
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   85,084,675
-------------------------------------------------------------------------------------------
Total assets                                                                  2,534,352,253

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                        107,497
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               310,452
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 51,431,486
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,488,980
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,721,041
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          373,370
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        17,091
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,053
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,233,310
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              254,879
-------------------------------------------------------------------------------------------
Total liabilities                                                                60,944,159
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,473,408,094

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,402,186,053
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (1,394,206)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (21,025,766)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       93,642,013
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,473,408,094

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,138,917,163 divided by 67,101,342 shares)                                        $16.97
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.97)*                              $18.01
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,027,870,690 divided by 61,922,807 shares)**                                      $16.60
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($140,729,185 divided by 8,426,828 shares)**                                         $16.70
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($69,901,125 divided by 4,179,294 shares)                                            $16.73
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.73)*                              $17.34
-------------------------------------------------------------------------------------------
Net asset value, offering price, and redemption price per class Y share
($95,989,931 divided by 5,641,137 shares)                                            $17.02
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended January 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,976)                                       $ 12,280,911
-------------------------------------------------------------------------------------------
Interest                                                                          1,759,778
-------------------------------------------------------------------------------------------
Total investment income                                                          14,040,689

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,708,203
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,368,409
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    20,667
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,117
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,286,254
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,836,579
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               619,240
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               249,108
-------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                           295
-------------------------------------------------------------------------------------------
Other                                                                               700,310
-------------------------------------------------------------------------------------------
Total expenses                                                                   15,798,182
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (363,287)
-------------------------------------------------------------------------------------------
Net expenses                                                                     15,434,895
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,394,206)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Note 1)                                        18,810,945
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (8,310,962)
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                     (3,605,619)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                             (25,514,249)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (18,619,885)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(20,014,091)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                            2001*             2000
                                                                 ---------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (1,394,206) $    (5,808,840)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        6,894,364      197,905,812
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                        (25,514,249)      49,846,417
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                             (20,014,091)     241,943,389
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (87,339,514)     (34,762,869)
--------------------------------------------------------------------------------------------------
   Class B                                                            (82,871,618)     (37,359,407)
--------------------------------------------------------------------------------------------------
   Class C                                                            (10,746,984)      (3,121,131)
--------------------------------------------------------------------------------------------------
   Class M                                                             (5,601,793)      (2,839,707)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (3,409,138)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     655,326,572      819,475,847
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          445,343,434      983,336,122

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 2,028,064,660    1,044,728,538
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss of $1,394,206 and $--, respectively)                          $2,473,408,094   $2,028,064,660
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended                                                       For the period
Per-share                             January 31                                                     Oct. 2, 1995+
operating performance                (Unaudited)                  Year ended July 31                  to July 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.69       $16.60       $13.49       $13.58        $9.75        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .02(c)       .01(c)       .02(c)       .02(c)(d)    .10(d)       .09(c)(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)        3.10         3.15         2.03         4.52         1.21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.19)        3.11         3.17         2.05         4.62         1.30
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.08)        (.09)        (.05)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.53)       (1.02)        (.06)       (2.06)        (.70)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                    (1.53)       (1.02)        (.06)       (2.14)        (.79)        (.05)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.97       $18.69       $16.60       $13.49       $13.58        $9.75
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.93)*      19.32        23.57        18.00        49.62        15.28*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,138,917     $913,312     $475,954      $90,282      $11,509       $6,619
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .52*        1.07         1.08         1.04(d)      1.00(d)       .86*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .12*         .02          .10          .28(d)       .82(d)       .92*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 88.55*      159.24       126.14       129.01       119.20        80.74*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 per class A share for the period ending July 31, 1998. Expenses for the periods ending July 31, 1997 and July 31, 1996, reflect a reduction of $0.02 and $0.05 per class A share, respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                              For the period
Per-share                            January 31                           June 15, 1998+
operating performance               (Unaudited)      Year ended July 31    to July 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.38       $16.46       $13.49       $13.00
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (c)                 (.05)        (.13)        (.11)        (.01)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.20)        3.07         3.14          .50
----------------------------------------------------------------------------------------
Total from
investment operations                   (.25)        2.94         3.03          .49
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.53)       (1.02)        (.06)          --
----------------------------------------------------------------------------------------
Total distributions                    (1.53)       (1.02)        (.06)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.60       $18.38       $16.46       $13.49
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.28)*      18.41        22.53         3.77*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,027,871     $906,430     $494,452      $66,317
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .90*        1.82         1.83          .26*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.25)*       (.73)        (.66)        (.12)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 88.55*      159.24       126.14       129.01
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of less than $0.01 per class B share for the period ending July 31, 1998.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                     Six months
                                       ended                For the period
Per-share                           January 31   Year ended  Feb. 1, 1999+
operating performance               (Unaudited)    July 31    to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.49       $16.55       $15.81
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (c)                 (.05)        (.13)        (.05)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)        3.09          .79
---------------------------------------------------------------------------
Total from
investment operations                   (.26)        2.96          .74
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --           --           --
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.53)       (1.02)          --
---------------------------------------------------------------------------
Total distributions                    (1.53)       (1.02)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $16.70       $18.49       $16.55
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.33)*      18.43         4.68*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $140,729     $106,087      $31,963
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .90*        1.82          .91*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.26)*       (.73)        (.35)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 88.55*      159.24       126.14
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                              For the period
Per-share                            January 31                           June 15, 1998+
operating performance               (Unaudited)      Year ended July 31     to July 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.48       $16.51       $13.49       $13.00
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (c)                 (.02)        (.08)        (.06)        (.01)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.20)        3.07         3.14          .50
----------------------------------------------------------------------------------------
Total from
investment operations                   (.22)        2.99         3.08          .49
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.53)       (1.02)        (.06)          --
----------------------------------------------------------------------------------------
Total distributions                    (1.53)       (1.02)        (.06)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.73       $18.48       $16.51       $13.49
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.11)*      18.67        22.90         3.77*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $69,901      $62,834      $42,359       $7,244
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .77*        1.57         1.58          .23*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.13)*       (.47)        (.40)        (.08)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 88.55*      159.24       126.14       129.01
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of less than $0.01 per class M share for the period ending July 31, 1998.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                     Six months
                                       ended     For the period
Per-share                            January 31  April 4, 2000+
operating performance               (Unaudited)   to July 31
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $18.71       $18.94
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .04          .01
--------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.20)        (.24)
--------------------------------------------------------------
Total from
investment operations                   (.16)        (.23)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                         --           --
--------------------------------------------------------------
From net realized gain
on investments                         (1.53)          --
--------------------------------------------------------------
Total distributions                    (1.53)          --
--------------------------------------------------------------
Net asset value,
end of period                         $17.02       $18.71
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.76)*      (1.21)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $95,990      $39,402
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .40*         .27*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .20*         .08*
--------------------------------------------------------------
Portfolio turnover (%)                 88.55*      159.24
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Research Fund ("the fund") is one of a series of Putnam
Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Equity swap contracts The fund may engage in swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.
Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. The expenses have been fully amortized on projected net asset levels as of January 31, 2001.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The base fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S & P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1% increment by which the fund outperforms or under performs the S & P 500 in excess of 3.0%, subject to a maximum increase or decrease of 0.07% of average net assets. As of January 31, 2001 the management fee has been increased by the maximum of 0.07% at each tier.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2001, the fund's expenses were reduced by $363,287 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,947 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $642,388 and $26,204 from the sale of class A and class M shares, respectively, and received $493,108 and $11,976 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received $13,774 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,337,094,340 and $1,929,117,305, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:



                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,730,109        $333,963,776
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,022,241          84,222,972
---------------------------------------------------------------------------
                                            23,752,350         418,186,748

Shares
repurchased                                 (5,520,862)        (97,747,965)
---------------------------------------------------------------------------
Net increase                                18,231,488        $320,438,783
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,760,900       $ 517,080,652
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,952,993          33,454,758
---------------------------------------------------------------------------
                                            30,713,893         550,535,410

Shares
repurchased                                (10,515,408)       (189,072,332)
---------------------------------------------------------------------------
Net increase                                20,198,485       $ 361,463,078
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,466,880        $201,866,690
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,641,226          76,208,965
---------------------------------------------------------------------------
                                            16,108,106         278,075,655

Shares
repurchased                                 (3,503,167)        (60,735,863)
---------------------------------------------------------------------------
Net increase                                12,604,939        $217,339,792
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,450,846       $ 427,647,966
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,035,489          34,460,827
---------------------------------------------------------------------------
                                            26,486,335         462,108,793

Shares
repurchased                                 (7,204,096)       (126,681,589)
---------------------------------------------------------------------------
Net increase                                19,282,239       $ 335,427,204
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,872,772        $ 50,303,822
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  539,209           8,913,122
---------------------------------------------------------------------------
                                             3,411,981          59,216,944

Shares
repurchased                                   (723,037)        (12,218,771)
---------------------------------------------------------------------------
Net increase                                 2,688,944        $ 46,998,173
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,193,578         $74,403,348
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  152,231           2,592,489
---------------------------------------------------------------------------
                                             4,345,809          76,995,837

Shares
repurchased                                   (538,901)         (9,558,182)
---------------------------------------------------------------------------
Net increase                                 3,806,908         $67,437,655
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    779,500         $13,791,381
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  328,481           5,433,080
---------------------------------------------------------------------------
                                             1,107,981          19,224,461

Shares
repurchased                                   (328,606)         (5,770,841)
---------------------------------------------------------------------------
Net increase                                   779,375         $13,453,620
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,669,348        $ 29,572,768
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  162,871           2,767,194
---------------------------------------------------------------------------
                                             1,832,219          32,339,962

Shares
repurchased                                   (998,648)        (17,578,495)
---------------------------------------------------------------------------
Net increase                                   833,571        $ 14,761,467
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,745,516         $61,122,362
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  202,926           3,409,138
---------------------------------------------------------------------------
                                             3,948,442          64,531,500

Shares
repurchased                                   (413,442)         (7,435,296)
---------------------------------------------------------------------------
Net increase                                 3,535,000         $57,096,204
---------------------------------------------------------------------------

                                              For the period April 4, 2000
                                           (commencement of operations) to
                                                             July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,145,373         $41,118,336
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,145,373          41,118,336

Shares
repurchased                                    (39,236)           (731,893)
---------------------------------------------------------------------------
Net increase                                 2,106,137         $40,386,443
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas Haslett
Vice President

Justin Scott
Vice President

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA067   69568   2AQ/2JK/2JL/2JM   3/01

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Research Fund
Supplement to Semiannual Report dated 1/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 1/31/01

                                                      NAV
6 months                                             -0.76%
1 year                                                6.04
5 years                                             168.81
Annual average                                       21.87
Life of fund (since class A inception, 10/2/95)     198.13
Annual average                                       22.75

Share value:                                          NAV
7/31/00                                             $18.71
1/31/01                                             $17.02
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1         --           $1.528         $1.528
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
International
Large Cap
Growth Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Successful investing beyond the borders of the United States demands the same basic disciplines as investing in the domestic market: solid research and astute stock selection. But it requires something else as well: a world view. With offices in London and Tokyo in addition to the home base in Boston and with a multinational investment management capability, Putnam provides such a perspective.

Putnam International Large Cap Growth Fund moves into its first full fiscal year with a portfolio of carefully selected large companies that its managers believe possess excellent long-term potential. In the following report for the fund's abbreviated fiscal year, managers Robert Swift, Kelly Morgan, Lisa Svensson, and Stephen Dexter provide insights into the investment philosophy and strategy that will drive the fund in the months and years ahead. They also provide profiles of some of the companies included in the fund's portfolio that we believe you will find interesting.

We appreciate your support of this new fund as it finds its feet and begins to build a track record based on a sound, consistent, and carefully managed investment philosophy.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 21, 2001

REPORT FROM FUND MANAGEMENT

Robert J. Swift
Kelly A. Morgan
Lisa H. Svensson
Stephen P. Dexter

It is our pleasure to present the first shareholder report for Putnam International Large Cap Growth Fund. Since its inception on December 29, 2000, is so recent, it is not yet appropriate to discuss performance. We would, however, like to use this annual report for the fund's abbreviated fiscal year to discuss the fund's investment style and our outlook for fiscal 2002.

We have put the fund's assets to work in a well-diversified collection of international growth stocks. Since trade barriers have diminished and markets have become more open, international business activity has increased dramatically. Investing in international stocks now allows for two layers of diversification: by country and region and by market sector. This double diversification is one of the most important advantages your fund can offer.

* FUND RELIES ON SYSTEMATIC SELECTION PROCESS

The International Large-Cap Growth team uses a systematic process to identify and then purchase the most attractive non-U.S. growth stocks. We carefully weigh these stocks, seeking to balance their risk/reward characteristics to provide superior long-term returns at reasonable levels of risk.

We do not position the fund exclusively by reference to country division or sector. Rather, we look for the strongest stocks on a company-by-company basis. Using a combination of quantitative and analytical models, we sift through a large database of companies to rank stocks from the most attractive to the least attractive based upon their expected individual returns. Then, focusing on those stocks with the best returns, we rank them again based on their performance relative to other companies in the same country and relative to other companies within the same market sector. This enables us to evaluate each portfolio candidate within both its industry and geographic region.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals             10.5%

Banking                      9.7%

Oil and gas                  8.2%

Telecommunications           7.6%

Financial                    7.3%

Footnote reads:
*Based on net assets as of 1/31/01. Holdings will vary over time.

We then employ a risk budget model. Risk budgeting is a way of determining how a fund's country and sector weightings will reflect those of its benchmark index. According to this model, the more the fund's portfolio weightings differ from the index weightings, the greater the fund's risk exposure. Risk budgeting is intended to safeguard the fund from being too heavily invested in any one country or industry sector relative to a benchmark index. Your fund is managed against the Morgan Stanley Capital International European, Australasia, and Far East Index (MSCI EAFE), which is the most commonly used non-U.S. index.

* POSITIONING FAVORED STABLE GROWTH STOCKS

The fund is currently positioned more heavily in stable growth areas, such as health care and financials. While the technology sector is regrouping in the United States, it remains vibrant and attractive overseas and, we believe, still has the potential to offer superior returns. Nevertheless, economic volatility is not confined to the United States.

Japan remains in a protracted economic slowdown with major structural problems to resolve, and Europe, while more promising, is in need of interest-rate cuts to stimulate growth. Relative to its benchmark index, the fund is underweight in Japan and neutral in Europe. In terms of sector weightings, the fund is overweight health care and technology and underweight basic materials compared to the index.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

NTT DoCoMo
Japan
Telecommunications

Nokia OYJ
Finland
Communications equipment

Royal Dutch Petroleum Co.
Netherlands
Oil and gas

Total Fina Elf SA Class B
France
Oil and gas

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Julius Baer Holdings AG
Switzerland
Financials

Marschollek, Lautenschlaeger und
Partner AG zero% pfd
Germany
Financials

Sanofi-Synthelabo SA
France
Pharmaceuticals

Bipop-Carire SpA
Italy
Banking

Internationale Nederland Groep
(ING)
Netherlands
Insurance

Footnote reads:
These holdings represent 28.4% of the fund's net assets as of 1/31/01. Portfolio holdings will vary over time.

With more than 100 investment specialists based in Boston, London, and Tokyo, our management team has access to superior resources that can manage a new international investment fund. We look forward to demonstrating the benefits of the fund's diversification strategy in the year ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund is currently offered on a limited basis and has limited assets. Performance will reflect an expense limitation without which returns would have been lower.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index, and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam International Large Cap Growth Fund, a series of the Putnam Investment Funds, including the fund's portfolio, as of January 31, 2001,and the related statements of operations, changes in net assets and financial highlights for the period from December 29, 2000 (commencement of operations) to January 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam International Large Cap Growth Fund as of January 31, 2001 and the results of its operations, changes in its net assets and financial highlights for the period described above in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG   LLP
Boston, Massachusetts
March 9, 2001



THE FUND'S PORTFOLIO
January 31, 2001

COMMON STOCKS (94.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (1.5%)
-------------------------------------------------------------------------------------------------------------------
              1,725 Commonwealth Bank of Australia                                                    $      30,299

Belgium (2.1%)
-------------------------------------------------------------------------------------------------------------------
                247 Dexia                                                                                    41,151

Brazil (0.5%)
-------------------------------------------------------------------------------------------------------------------
                385 Companhia de Bebidas das Americas ADR                                                    11,050

Canada (3.0%)
-------------------------------------------------------------------------------------------------------------------
                655 Bombardier, Inc.                                                                         10,709
                600 Nortel Networks Corp.                                                                    23,428
                155 Research in Motion, Ltd. (NON)                                                           10,201
                525 Toronto-Dominion Bank                                                                    15,442
                                                                                                      -------------
                                                                                                             59,780

Denmark (2.3%)
-------------------------------------------------------------------------------------------------------------------
                230 Novo-Nordisk A/S                                                                         45,866

Finland (3.1%)
-------------------------------------------------------------------------------------------------------------------
              1,775 Nokia OYJ                                                                                62,378

France (14.3%)
-------------------------------------------------------------------------------------------------------------------
                155 Accor SA                                                                                  7,090
                540 Altran Technologies SA                                                                   39,535
                180 Aventis SA                                                                               14,216
                 77 Castorama Dubois                                                                         17,467
                230 Coflexip S.A. ADR                                                                        16,618
                 98 Dassault Systemes SA                                                                      6,606
                175 France Telecom SA                                                                        16,156
                137 Groupe Danone                                                                            18,086
                292 L'OREAL                                                                                  22,532
                855 Sanofi-Synthelabo SA                                                                     49,204
                323 Television Francaise I (TF1)                                                             16,516
                394 Total Fina Elf SA Class B                                                                58,059
                                                                                                      -------------
                                                                                                            282,085

Germany (0.9%)
-------------------------------------------------------------------------------------------------------------------
                 55 Muenchener Rueckversicherungs AG                                                         17,794

Hong Kong (1.5%)
-------------------------------------------------------------------------------------------------------------------
              2,200 Hang Seng Bank Ltd.                                                                      28,914

Ireland (0.4%)
-------------------------------------------------------------------------------------------------------------------
                148 Elan Corp. PLC ADR (NON)                                                                  7,430

Italy (6.6%)
-------------------------------------------------------------------------------------------------------------------
              2,325 Banca Fideuram SpA                                                                       33,720
              1,325 Banca Intesa SpA                                                                          6,467
              7,450 Bipop-Carire SpA (REL)                                                                   48,899
              3,300 Telecom Italia SpA                                                                       41,633
                                                                                                      -------------
                                                                                                            130,719

Japan (18.0%)
-------------------------------------------------------------------------------------------------------------------
                100 Acom Co., Ltd.                                                                            7,991
                100 Fast Retailing Co., Ltd.                                                                 17,196
              2,000 Furukawa Electric Co., Ltd. (The)                                                        42,151
                100 Keyence Corp.                                                                            24,602
                100 Kyocera Corp.                                                                            10,890
                300 Matsushita Communication Industrial Co., Ltd.                                            38,710
                300 Murata Manufacturing Co., Ltd.                                                           35,226
              3,000 Nippon Sheet Glass Co., Ltd.                                                             38,194
                  4 NTT DoCoMo                                                                               77,075
                200 SMC Corp.                                                                                25,720
              2,000 Sumitomo Electric Industries, Ltd.                                                       30,108
                100 Tokyo Electron, Ltd.                                                                      7,037
                                                                                                      -------------
                                                                                                            354,900

Netherlands (10.2%)
-------------------------------------------------------------------------------------------------------------------
              1,100 Aegon NV                                                                                 40,968
                175 ASM Lithography Holding NV (NON)                                                          4,993
                278 Gucci Group NV                                                                           25,406
                607 Internationale Nederlanden Groep (ING)                                                   46,365
                515 Koninklijke Ahold NV                                                                     15,867
                120 Koninklijke Philips Electronics NV                                                        4,614
              1,033 Royal Dutch Petroleum Co.                                                                62,031
                                                                                                      -------------
                                                                                                            200,244

Portugal (0.5%)
-------------------------------------------------------------------------------------------------------------------
                850 Portugal Telecom SA                                                                       9,372

Sweden (2.3%)
-------------------------------------------------------------------------------------------------------------------
                620 Foreningssparbanken AB                                                                    9,828
              1,975 Securitas AB Class B                                                                     34,831
                                                                                                      -------------
                                                                                                             44,659

Switzerland (7.7%)
-------------------------------------------------------------------------------------------------------------------
                 10 Julius Baer Holdings AG                                                                  53,362
                 14 Nestle SA                                                                                29,687
                 21 Swatch Group AG (The)                                                                    25,236
                 14 Swiss Reinsurance Co.                                                                    32,157
                  4 Vontobel Holding AG                                                                      10,952
                                                                                                      -------------
                                                                                                            151,394

United Kingdom (19.4%)
-------------------------------------------------------------------------------------------------------------------
                320 Amdocs Ltd. (NON)                                                                        25,059
              1,825 Amvescap Corp. PLC                                                                       40,786
              1,180 ARM Holdings PLC (NON)                                                                    9,135
              1,230 AstraZeneca PLC                                                                          53,398
              4,825 British Petroleum Co. PLC                                                                41,477
                770 Cable & Wireless PLC                                                                     10,224
              5,500 Capita Group PLC                                                                         39,446
              2,450 Energis PLC (NON)                                                                        20,148
              1,430 GlaxoSmithKline PLC (NON)                                                                37,494
                450 HSBC Holdings PLC                                                                         6,994
              1,600 Logica PLC                                                                               44,592
              1,990 Serco Group PLC                                                                          16,133
              1,950 Vodafone Group PLC                                                                        6,893
              2,325 WPP Group PLC                                                                            29,954
                                                                                                      -------------
                                                                                                            381,733
                                                                                                      -------------
                    Total Common Stocks (cost $1,886,565)                                             $   1,859,768

PREFERRED STOCKS (2.5%) (a) (cost $43,024)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                390 Marschollek, Lautenschlaeger und Partner AG zero %
                    pfd. (Germany)                                                                    $      50,036

SHORT-TERM INVESTMENTS (3.5%) (a) (cost $69,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $69,000 Interest in $400,000,000 joint tri-party repurchase agreement dated January 31, 2001 with Credit
                    Suisse First Boston due February 1, 2001 with
                    respect to various U.S. Government obligations --
                    maturity value of $69,011 for an effecitve yield of 5.76%                         $      69,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,998,589) (b)                                           $   1,978,804
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,971,397.

  (b) The aggregate identified cost on a tax basis is $2,001,895, resulting in gross unrealized appreciation and depreciation of $58,528 and $81,619, respectively, or net unrealized depreciation of $23,091.

(NON) Non-income-producing security.

(REL) BiPop-Carire SpA is involved in a joint venture with Putnam Investments.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentration greater than 10% at January 31, 2001: (as a percentage of net assets):

         Pharmaceuticals   10.5%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,998,589) (Note 1)                                            $1,978,804
-------------------------------------------------------------------------------------------
Cash                                                                                    563
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       50,660
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                     11,033
-------------------------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                                   1,814
-------------------------------------------------------------------------------------------
Total assets                                                                      2,042,874

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     56,489
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               72
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            19
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               12,894
-------------------------------------------------------------------------------------------
Total liabilities                                                                    71,477
-------------------------------------------------------------------------------------------
Net assets                                                                       $1,971,397

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,001,805
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          1,405
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (12,049)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (19,764)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,971,397

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,971,397 divided by 235,512 shares)                                                $8.37
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.37)                                 $8.88
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
For the period December 29, 2000 (commencement of operations) to January 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2)                                                $    13
-------------------------------------------------------------------------------------------
Interest                                                                              3,521
-------------------------------------------------------------------------------------------
Total investment income                                                               3,534

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,455
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          237
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        19
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                                 186
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               2,400
-------------------------------------------------------------------------------------------
Registration fees                                                                       528
-------------------------------------------------------------------------------------------
Auditing                                                                              9,700
-------------------------------------------------------------------------------------------
Legal                                                                                   266
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 2)                                      (12,488)
-------------------------------------------------------------------------------------------
Total expenses                                                                        2,306
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (165)
-------------------------------------------------------------------------------------------
Net expenses                                                                          2,141
-------------------------------------------------------------------------------------------
Net investment income (Note 1)                                                        1,393
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (12,037)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                                  21
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                        (19,785)
-------------------------------------------------------------------------------------------
Net loss on investments                                                             (31,801)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(30,408)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                  For the period December 29, 2000
                                                                      (commencement of operations)
                                                                               to January 31, 2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                                   $    1,393
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                                           (12,037)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                                      (19,764)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                       (30,408)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                            1,805
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                                               (28,603)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                                      2,000,000
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $1,405)                 $1,971,397
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-------------------------------------------------
                                   For the period
Per-share                          Dec. 29, 2000+
operating performance              to January 31
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                    $8.50
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(b)             .01
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.14)
-------------------------------------------------
Total from
investment operations                   (.13)
-------------------------------------------------
Net asset value,
end of period                          $8.37
-------------------------------------------------
Total return at
market value (%)(c)                    (1.53)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $1,971
-------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)             .12*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)             .07*
-------------------------------------------------
Portfolio turnover (%)                 14.23*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.05 per share (Note 2).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
January 31, 2001

Note 1
Significant accounting policies

Putnam International Large Cap Growth Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of large companies located outside of the United States that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC believes have the potential for capital appreciation.

The fund offers class A shares. Class A shares are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At January 31, 2001, the fund had a capital loss carryover of approximately $11,000 available to offset future net capital gain, if any, which will expire on January 31, 2009.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended January 31, 2001, the fund reclassified $12 to increase undistributed net investment income with an increase to accumulated net realized losses of $12. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Unamortized offering costs The offering costs of $2,000 are being amortized on a straight line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 31, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the Trust's distribution plan) would exceed an annual rate of 1.25% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the period ended January 31, 2001, the fund's expenses were reduced by $165 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, Inc. at an annual rate of up to 0.35% of the fund's average net assets attributable to class A shares. The Trustees have not approved payments under the plan.

For the period ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the period ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the period ended January 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,212,958 and $271,332, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                          For the period December 29, 2000
                                           (commencement of operations) to
                                                          Janaury 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        218              $1,805
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                   218              $1,805

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                       218              $1,805
---------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The fund was established as a Massachusetts business trust on September 28, 2000. During the period from September 28, 2000 to December 28, 2000, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000, and the issuance of 235,294 shares to Putnam Investments, LLC on December 29, 2000.

At January 31, 2001, Putnam Investments, LLC owned 235,294 shares of the fund, 99.9% of shares outstanding, valued at $1,969,411.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Robert J. Swift
Vice President and Fund Manager

Kelly A. Morgan
Vice President and Fund Manager

Lisa H. Svensson
Vice President and Fund Manager

Stephen P. Dexter
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam International Large Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


69572   2UC   3/01